Exhibit 10.145

NINTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

This NINTH AMENDMENT TO NOTE AND WARRANT AGREEMENT (this “Amendment”), dated as of August 11, 2016, but effective as of July 29, 2016, is made by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“Parent”), TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“TCC”), TWINLAB HOLDINGS, INC., a Michigan corporation (“Twinlab Holdings”), ISI BRANDS INC., a Michigan corporation (“ISI Brands”), and TWINLAB CORPORATION, a Delaware corporation (“Twinlab Corporation”), NUTRASCIENCE LABS, INC., a Delaware corporation, NUTRASCIENCE LABS IP CORPORATION., a Delaware corporation, ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION, LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (each of the foregoing Persons being referred to herein individually as a “Company” and collectively as the “Companies”), and PENTA MEZZANINE SBIC FUND I, L.P., a Delaware limited partnership (the “Purchaser”).

WHEREAS, the Companies and the Purchaser are parties to a Note and Warrant Purchase Agreement dated as of November 13, 2014, as amended by that certain First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, that certain Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, that certain Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, that certain Fourth Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, that certain Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, that certain Sixth Amendment to Note and Warrant Purchase Agreement dated October 5, 2015, that certain Joinder Agreement dated as of October 30, 2015, that certain Seventh Amendment to Note and Warrant Purchase Agreement dated as of January 28, 2016 and that certain Eighth Amendment to Note and Warrant Purchase Agreement dated as of April 5, 2016 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”); and

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, and subject to the terms and conditions set forth herein, each party hereto hereby agrees as follows:

1.          Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Note Purchase Agreement.

2.          Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth herein and in reliance on the representations, warranties and covenants of the Companies set forth herein and in the Note Purchase Agreement, each party hereto hereby agrees that the Note Purchase Agreement be and hereby is, amended as follows:

2.1.       Amendment to Defined Terms. Section 1 of the Note Purchase Agreement is hereby amended to amend and restate the defined terms “Adjusted EBITDA” and “Little Harbor Debt” in their entirety, respectively, as follows:

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“Adjusted EBITDA” means EBITDA plus any expenses relating to Acquisitions through the end of Fiscal Year 2015, plus severance payments and other costs relating to permanent headcount reductions, all as determined by GAAP, plus a one-time addback for a non-recurring lease payment to be made in order to terminate the Florida Lease of up to $2,000,000, which termination of the Florida Lease will be on terms and conditions satisfactory to the Purchaser.

“Little Harbor Debt” means the “Subordinated Debt” (as that term is defined in the Little Harbor Subordination Agreement) and the “Subordinated Loans” (as that term is defined in the July 2016 Little Harbor Subordination Agreement).

2.2.       New Defined Terms. Section 1 of the Note Purchase Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“July 2016 Little Harbor Subordination Agreement” means the Subordination Agreement dated as of July 21, 2016 between the Purchaser and Little Harbor, LLC, a Nevada limited liability company, and acknowledged by the Companies, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Minimum Liquidity” means the sum of Revolving Loan Availability (as defined in the Senior Loan Documents) plus cash and cash equivalents that are (a) owned by any Company, and (b) not subject to any Lien other than a Lien in favor of the Senior Lender, excluding, however, any cash and cash equivalents in a specified amount pledged to or held by the Senior Lender to secure a specified Obligation (as defined in the Senior Loan Documents) in that amount. For the avoidance of doubt, cash and cash equivalents that in accordance with the Senior Loan Documents secure the Permitted Senior Debt generally are not excluded except to the extent so specified.

2.3.       Amendment to Section 5.12(a). Section 5.12(a) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a)          Minimum Adjusted EBITDA. Commencing with the fiscal quarter ending September 30, 2016 and until such time as all Obligations are paid, satisfied and discharged in full, the Companies shall not, as of the end of any measurement period set forth below, permit the Adjusted EBITDA for such measurement period to be less than the amount set forth in the table below opposite such measurement period; provided, however, if (i) no Event of Default exists and (ii) the Fixed Charge Coverage Ratio, as determined in Section 5.12(b), exceeds 1.00x for three consecutive monthly test dates, Minimum Adjusted EBITDA shall no longer be tested under this Section 5.12(a).

Measurement Period	Minimum Adjusted EBITDA
April 1, 2016 to September 30, 2016	$-1,800,000
April 1, 2016 to December 31, 2016	$-2,700,000
April 1, 2016 to March 31, 2017	$-3,300,000
July 1, 2016 to June 30, 2017	$-2,400,000
October 1, 2016 to September 30, 2017	$-2,900,000
January 1, 2017 to December 31, 2017	$-1,900,000
April 1, 2017 to March 31, 2018	$-1,100,000
July 1, 2017 to June 30, 2018	$0
October 1, 2017 to September 30, 2018	$700,000
January 1, 2018 to December 31, 2018	$1,400,000”

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2.4.       Amendment to Section 5.12(b). Section 5.12(b) of the Note Purchase Agreement is hereby amended by replacing Section 5.12(b) in its entirety with the following:

“(b)          Fixed Charge Coverage Ratio. Commencing August 31, 2016 and until such time as all Obligations are paid, satisfied and discharged in full, the Companies shall not, as of the end of any month, permit the Fixed Charge Coverage Ratio for the period of trailing twelve months most recently ended on or prior to such date to be less than 1.00x; provided, however, that until such time that the Fixed Charge Coverage Ratio for the period of trailing twelve months most recently ended on or prior to such date does exceed 1.00x for three consecutive monthly test dates, compliance shall not be required with respect to the Fixed Charge Coverage Ratio financial covenant in this Section 5.12(b) but such financial covenant shall still be tested as of the end of each month.”

2.5.       Amendment to Section 5.12(c). Section 5.12(c) of the Note Purchase Agreement is hereby amended by replacing Section 5.12(c) in its entirety with the following:

“(c)          Minimum Liquidity. Commencing January 1, 2017 and until such time as all Obligations are paid, satisfied and discharged in full, the Companies shall at all times, as tested as of the end of any month, have Minimum Liquidity for the test date during the applicable period equal to or in excess of than the amount set forth in the table below opposite such applicable period.

Applicable Period	Minimum Liquidity
January 1, 2017 to March 31, 2017	$500,000
April 1, 2017 to June 30, 2017	$1,000,000
July 1, 2017 and all times thereafter	$1,500,000”

2.6.       Amendment to Section 6.11. Section 6.11 of the Note Purchase Agreement is hereby amended by replacing Section 6.11 in its entirety with the following:

“6.11         Entering Into or Modification of Certain Agreements

The Companies and their Subsidiaries shall not amend, restate, supplement or otherwise modify (or permit or consent to any amendment, restatement, supplement or modification of) the terms of (i) its articles or certificate of incorporation, bylaws, any agreement between or among any of the holders of any Company’s or any of its Subsidiaries’ Equity Interests, any other organizational document, in each case which would be materially adverse to the Purchaser and (ii) any of the Transaction Documents, the documents and/or instruments evidencing the Permitted Senior Debt (unless permitted under the Subordination Agreement), the documents and/or instruments evidencing the Little Harbor Debt (unless permitted under the Little Harbor Subordination Agreement or the July 2016 Little Harbor Subordination Agreement, as applicable), the Subordinated Loan Documents (unless permitted under the JL-BBNC Subordination Agreement), JL Properties Reimbursement Agreement (unless permitted under the JL Properties Subordination Agreement), the DVA Put Agreement or the DVA Note (unless permitted under the DVA Subordination Agreement), the Golisano Holdings Debt (unless permitted under the Subordination Agreement (Golisano Holdings)), the Great Harbor Debt (unless permitted under the Subordination Agreement (Great Harbor)) or the JL-Utah Debt (unless permitted under the Subordination Agreement (JL-Utah)) or any of the leases for the Premises, in each case which would result in a Material Adverse Effect or (iii) the Nutricap Seller Notes.”

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3.          Representations and Warranties; No Default. Each Company hereby represents and warrants that:

3.1.       The execution, delivery and performance by such Company of this Amendment (a) are within such Company’s corporate or similar powers and, at the time of execution hereof and have been duly authorized by all necessary corporate and similar action; (b) does not and will not result, in any breach or default under any other document, instrument or agreement to which a Company or any of its Subsidiaries is a party or to which a Company or any of its Subsidiaries, the Premises, the Collateral or any of the property of a Company or any of its Subsidiaries is subject or bound, except for such breaches or defaults which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect and (c) will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order.

3.2.       This Amendment has been duly executed and delivered for the benefit of or on behalf of each Company and constitutes a legal, valid and binding obligation of each Company, enforceable against such Company in accordance with its terms except (a) as the same may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

3.3.       Both before and after giving effect to this Amendment on the date hereof (a) the representations and warranties of the Companies contained in Section 4.1 of the Note Purchase Agreement and the other Transaction Documents are true, correct and complete on and as of the date hereof as if made on such date (and to the extent any representations and warranties shall relate to the Effective Date or another earlier date, such representation and warranties shall be deemed to be amended to relate to the date hereof), and (b) no Default or Event of Default has occurred and is continuing.

4.          Ratification and Confirmation. The Companies hereby ratify and confirm all of the terms and provisions of the Note Purchase Agreement and the other Transaction Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect, except as, and to the extent expressly set forth herein.

5.          Condition to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

5.1.       The Purchaser shall have received a fully executed copy of this Amendment.

5.2.       The Purchaser shall have received the corresponding, fully executed amendment to the documents evidencing the Permitted Senior Debt, in form and substance satisfactory to the Purchaser.

5.3.       The Purchaser shall have received the corresponding, fully executed amendment to the Subordinated Loan Agreement, in form and substance satisfactory to the Purchaser.

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5.4.       All representations and warranties of the Companies contained herein shall be true and correct in all material respects as of the date hereof (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof).

5.5.       The Purchaser shall have received all fees and other amounts due and payable to the Purchaser and its counsel in connection with this Amendment, and to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Companies under the Note Purchase Agreement.

6.          Miscellaneous.

6.1.       Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Note Purchase Agreement, the Security Agreement or the other Transaction Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. Each Company hereby acknowledges and agrees that nothing contained herein shall be deemed to entitle any Company to consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Transaction Documents in similar or different circumstances. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Note Purchase Agreement.

6.2.       This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Amendment.

6.3.       This Amendment shall be governed by the laws of the State of New York without giving effect to any conflict of law principles and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4.       The Companies agree to pay all reasonable expenses, including legal fees and disbursements, incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby.

6.5.       This Amendment shall be deemed a Transaction Document for all purposes of the Note Purchase Agreement and the other Transaction Documents. On and after the date hereof, each reference in the Note Purchase Agreement and the other Transaction Documents to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement, as modified by this Amendment.

6.6.       Each Company, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnified Party of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnified Parties (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Transaction Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between the Purchaser and any Company, or (d) any other actions or inactions by the Purchaser, all on or prior to the date hereof. Each Company acknowledges that the foregoing release is a material inducement to the Purchaser’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

COMPANIES

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

TWINLAB HOLDINGS, INC.

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

TWINLAB CONSOLIDATION CORPORATION

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

TWINLAB CORPORATION

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

ISI BRANDS, INC.

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

[Signature Page – Ninth Amendment to Note and Warrant Purchase Agreement]

NUTRASCIENCE LABS, INC.

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

NUTRASCIENCE LABS IP CORPORATION

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Chief Executive Officer

ORGANIC HOLDINGS LLC

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

RESERVE LIFE ORGANICS, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

RESVITALE, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

[Signature Page – Ninth Amendment to Note and Warrant Purchase Agreement]

RE-BODY, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

INNOVITAMIN ORGANICS, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

ORGANICS MANAGEMENT LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

COCOAWELL, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

FEMBODY, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

[Signature Page – Ninth Amendment to Note and Warrant Purchase Agreement]

RESERVE LIFE NUTRITION, L.L.C.,

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

INNOVITA SPECIALTY DISTRIBUTION, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

JOIE ESSANCE, LLC

By: ORGANIC HOLDINGS LLC, its sole Member

By:	/s/ Naomi Whittel
Name: Naomi Whittel
Title: Sole Manager

[Signature Page – Ninth Amendment to Note and Warrant Purchase Agreement]

PURCHASER:

PENTA MEZZANINE SBIC FUND I, L.P.

By: Penta Mezzanine SBIC Fund I GP, LLC, its General Partner

By:	/s/ Seth D. Ellis
Name: Seth D. Ellis
Title: Manager

[Signature Page – Ninth Amendment to Note and Warrant Purchase Agreement]